POST BALANCE SHEET EVENTS	12 Months Ended
Dec. 31, 2025
POST BALANCE SHEET EVENTS
POST BALANCE SHEET EVENTS

31.POST BALANCE SHEET EVENTS

Subsequent to 31 December 2025, the Company entered into a subscription facility agreement with its controlling shareholder, Growler Mining Tuscaloosa, LLC. Under the terms of the Facility, the Company may draw up to $5,000,000 to support its operations, working capital requirements and strategic initiatives.

As at the date of approval of these financial statements, the Company has drawn $2,500,000 under the Facility. The proceeds have been used to support ongoing operations and liquidity requirements.

Additionally, prior payments totaling $1,259,297.68 made by or on behalf of Growler between December 8, 2025 and January 15, 2026, which were recognized as a liability at December 31, 2025, were converted into equity concurrently with the initial $2.5 million tranche, with no additional cash consideration.